VANGUARD(R) FLORIDA LONG-TERM TAX-EXEMPT FUND

ANNUAL REPORT

NOVEMBER 30, 2002

                                                   [THE VANGUARD GROUP (R) LOGO]

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================
SUMMARY
* During the 2002 fiscal year, the Investor Shares of Vanguard Florida Long-Term Tax-Exempt Fund earned 7.0%, well above the results of their comparative measures.
* Yields of municipal bonds declined less than those of U.S. Treasury securities during the period, with munis providing higher after-tax yields than Treasuries at fiscal year-end.
* With the bear market in stocks well into its third year, bonds continued to provide a safe haven for investors.
================================================================================
CONTENTS

   1  Letter from the Chairman
   6  Report from the Adviser
   9  Fund Profile
  10  Glossary of Investment Terms
  11  Performance Summary
  13  Results of Proxy Voting
  14  Financial Statements
  29  Advantages of Vanguard.com
================================================================================

LETTER FROM THE CHAIRMAN
Dear Shareholder,
The fiscal year ended November 30, 2002, was a period of economic uncertainty, continued disappointment in the stock market, and falling interest rates. In this environment, bonds provided solid returns. The Investor and Admiral(TM) Shares of VANGUARD(R) FLORIDA LONG-TERM TAX-EXEMPT FUND earned total returns of 7.0% and 7.1%, respectively, in the period. Each result was well above the return of the average competing fund and topped the returns of the fund's index benchmarks.
     The adjacent table shows the total returns (capital change plus reinvested distributions) for the fund; its average peer mutual fund; the unmanaged Lehman Brothers Municipal Bond Index, a proxy for the overall tax-exempt bond market; and the Lehman 10 Year Municipal Bond Index, a good comparison for the fund.

================================================================================
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                     NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
  Investor Shares                                                           7.0%
  Admiral Shares                                                            7.1
--------------------------------------------------------------------------------
Average Florida Municipal Debt Fund*                                        4.6
Lehman 10 Year Municipal Bond Index                                         6.7
Lehman Municipal Bond Index                                                 6.3
================================================================================
*Derived from data provided by Lipper Inc.; based on the Average Florida Insured Municipal Debt Fund through March 31, 2002, and the Average Florida Municipal Debt Fund thereafter.
================================================================================

     The fund's Investor Shares had a capital return of 2.3% during the fiscal year; a 4.7% income return provided the rest of the total return. The components of both share classes' total returns are presented in the table on page 11.
     Reflecting the fall in interest rates, the fund's yield was lower at the fiscal year-end than at the start of the period. The yield of the Investor Shares fell 29 basis points (0.29 percentage point) to 3.82%. The yield of the Admiral Shares dropped to 3.86%.
     For Florida residents, income earned by the fund is exempt from federal income taxes, but may be subject to the alternative minimum tax. (It's also expected that shares of the fund will be exempt from the Florida intangible personal property tax.) For taxpayers in the highest federal tax bracket (38.6%), the taxable equivalent yields at the fiscal year-end were 6.22% for the fund's Investor Shares and 6.29% for the Admiral Shares.

STOCKS TOOK A BUMPY FALL, THE ECONOMY STAGGERED FORWARD, AND BONDS THRIVED During the past fiscal year, stock prices declined in exceptionally volatile fashion. After a weak start, U.S. stocks plummeted during the summer,

================================================================================
ADMIRAL SHARES A lower-cost share class for investors whose large or long-standing accounts provide economies of scale.
================================================================================
buffeted by declining corporate profits and a rash of scandals at high-profile companies. As the year ended, however, the broad market rebounded sharply. For the full 12 months, U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -14.7%. Small stocks outpaced large stocks, and value stocks--those with low prices relative to measures such as earnings and book value--outperformed the stocks of higher-priced, faster-growing companies, patterns that have persisted throughout the stock market's long downturn. The story was much the same overseas, where weak profits and investor apprehension pushed stock prices lower.
================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2002
                                          --------------------------------------
                                                 ONE          THREE         FIVE
                                                YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     7.3%           9.2%         7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                     6.3            7.7          5.9
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.8            4.0          4.4
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -16.1%         -10.8%         1.0%
Russell 2000 Index (Small-caps)               -10.6           -2.3          0.1
Wilshire 5000 Index (Entire market)           -14.7          -10.6          0.6
MSCI All Country World Index Free
  ex USA (International)                      -10.7          -12.9         -1.8
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            2.2%           2.5%         2.3%
================================================================================
     The U.S. economy was a mix of ups and downs, but the trend was generally upward. Consumers spent freely, and the housing market was strong, fueling growth in the nation's economic output. But industry struggled. The manufacturing sector seemed unable to claw its way out of recession, and anemic business investment pinched profits in key technology industries.
     The Federal Reserve Board responded to the mixed economic signals with two cuts in short-term interest rates, totaling 75 basis points. At the end of November, the target federal funds rate stood at 1.25%, its lowest level in four decades. The cuts in short-term rates echoed throughout the fixed income market. The yield of the 10-year U.S. Treasury note tumbled from 4.75% on November 30, 2001, to 4.21% on November 30, 2002. When interest rates fall, bond prices rise, and for the year, the Lehman Aggregate Bond Index returned 7.3%. Government bonds did better than corporate bonds, as investors put a high premium on safety in the unsettled environment.
     Just as Treasury yields declined, so did yields of municipal bonds. During the past 12 months, the yield of a high-quality 30-year muni fell a slight 5 basis points to 5.01%, the yield of the 10-year muni
================================================================================
THE FED RESPONDED TO MIXED ECONOMIC SIGNALS WITH TWO CUTS IN SHORT-TERM RATES, BRINGING ITS TARGET FEDERAL FUNDS RATE TO 1.25%.
================================================================================
2
declined 33 basis points to 3.87%, and the 3-month muni's yield dropped 50 basis points to 1.20%. However, the declines overall were not as steep as they were for Treasury securities, causing the yield gap between munis and Treasuries to shrink.
================================================================================
ON NOVEMBER 30, YIELDS OF MUNIS AND TREASURIES WERE ALMOST IDENTICAL, A RARE EVENT.
================================================================================

THE MUNICIPAL BOND TAX ADVANTAGE
The shrinking yield gap caused a rare event: By fiscal year-end, yields of munis and Treasuries were almost identical, at least at the two extremes of the maturity spectrum. This meant that some munis would provide a higher yield for an investor in any tax bracket after factoring in the tax advantage. (The table below illustrates this advantage for the highest federal tax bracket and for the longest bond maturity levels.) It's unlikely that the yields of municipals will remain so high relative to Treasuries. Of course, in evaluating yields, keep in mind that no other security approaches the credit quality of a Treasury.
     At other maturity levels, the gap between yields was more substantial. Nevertheless, as of November 30, anyone in a tax bracket of 27.0% or higher would have received greater after-tax income by investing in munis rather than Treasuries. For example, the 10-year muni's yield of 3.87% was equal to a taxable equivalent yield of 5.30% for an investor in the 27.0% tax bracket and 6.30% for one in the 38.6% bracket.

ADVISER'S SKILL AND FUND'S LOW COSTS LED TO SOLID SHOWING
With a 7.0% return for its Investor Shares, the Florida Long-Term Tax-Exempt Fund outpaced the average competing fund by a wide margin of 2.4 percentage points in the fiscal year. As usual, we can credit our strong performance to the skills of the fund's investment adviser, Vanguard's Fixed Income Group, and to our low costs.
     With yields so low, costs mattered even more in the period. In fact, some funds at the very short end of the maturity spectrum had to struggle for a positive return because their expense ratios (annual operating expenses as a percentage of average net assets) were higher than their yields. The expense ratio of our fund's Investor Shares was 0.18% in fiscal 2002, just
================================================================================
COMPARISON OF INCOME                                FROM A HYPOTHETICAL $100,000
                                           INVESTMENT: BASED ON LONG-TERM YIELDS
                                                         AS OF NOVEMBER 30, 2002
--------------------------------------------------------------------------------
Taxable gross income                                                     $5,000
Less taxes (38.6%)                                                       (1,930)
                                                                      ----------
Net after-tax income                                                     $3,070
--------------------------------------------------------------------------------
Tax-exempt income                                                        $5,000
--------------------------------------------------------------------------------
Tax-exempt income advantage                                              $1,930
--------------------------------------------------------------------------------
Percentage advantage                                                         63%
================================================================================
This illustration assumes current yields (as of November 30, 2002) of 5.0% for 30-year U.S. Treasury bonds and 5.0% for 30-year municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Local taxes are not considered. The illustration is not intended to represent future results.
================================================================================
one-sixth of the 1.08% average for its peer group. The Admiral Shares had an even lower expense ratio of 0.13%.
     Even when yields are high, costs are a drag on performance. A high-cost fund needs to generate a higher gross return than a low-cost fund to achieve the same net return. And to get that higher gross return, a fixed income fund may have to take on greater credit risk or extend its average maturity, which magnifies the risk that rising interest rates will push the share price down.
     For more details on the municipal bond market and the fund's performance, please see the Report from the Adviser that begins on page 6.

OUR ADVANTAGE HOLDS OVER THE LONG RUN
A one-year interval is a short period in which to judge a fund's performance. Because most people invest for a long-term objective--such as funding retirement or providing for a child's education--we recommend that investors take a long-term view to get the best assessment.
     The table below shows the annualized return of the Florida Long-Term Tax-Exempt Fund over the last decade compared with the return of the average competing fund. The table also shows the final value of hypothetical $10,000 investments made in each at the start of the period. Over the ten years, your fund would have generated $2,038 more than its average peer. The difference alone is more than 20% of the initial investment.
     One advantage of our low costs is that our fund can--and does--invest in higher-quality securities than many of its peers and still provide competitive returns. This quality difference has been rewarded in recent years, as higher-quality securities have fared better than their lower-rated counterparts. We believe this advantage will continue for the foreseeable future, especially as state and local governments deal with the lower tax revenues that have resulted from the economic slowdown. However, there will be periods when lower-quality securities outperform higher-rated credits. In such an environment, our fund may lag its average peer.
     It's important to note, too, that the Florida Long-Term Tax-Exempt Fund is subject to interest rate risk--the chance that rising interest rates will
================================================================================
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2002
                 ---------------------------------------------------------------
                                  AVERAGE           FINAL VALUE OF A $10,000
                               ANNUAL RETURN           INITIAL INVESTMENT
                           --------------------   ------------------------------
                                        AVERAGE               AVERAGE
                           VANGUARD   COMPETING   VANGUARD  COMPETING   VANGUARD
                               FUND        FUND       FUND       FUND  ADVANTAGE
--------------------------------------------------------------------------------
FLORIDA LONG-TERM TAX-EXEMPT
  Fund Investor Shares         6.8%        5.7%    $19,378    $17,340     $2,038
================================================================================
cause bond prices, and hence the fund's share price, to fall. And that risk is notably higher today than it was two years ago, before rates began their sharp decline to the current low levels. Investors simply need to be alert to this risk and to maintain reasonable expectations for future returns.

BONDS PLAY A KEY ROLE IN A DIVERSIFIED PORTFOLIO
Bonds once again proved their value in fiscal 2002, serving as a counterweight to the greater volatility and negative returns of the stock market. But bonds are not risk-free. With their recent strong performance, some investors have forgotten that bonds have down markets, too.
     No matter the environment, however, our advice remains the same: Hold a low-cost, diversified portfolio of stocks, bonds, and short-term investments in allocations appropriate for your objectives, time horizon, and risk tolerance. While you can't control the direction of the financial markets, you can control your asset allocation and the costs of managing your investments. Diversification gives you the fortitude to stay the course and ignore the distractions of short-term fluctuations. Low costs ensure that you keep more of the markets' long-term rewards.
     Thank you for entrusting your hard-earned dollars to us.


Sincerely,


JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 19, 2002

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2001-NOVEMBER 30, 2002
                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                  STARTING      ENDING      INCOME       CAPITAL
                               SHARE PRICE  SHARE PRICE  DIVIDENDS         GAINS
--------------------------------------------------------------------------------
FLORIDA LONG-TERM TAX-EXEMPT FUND
  Investor Shares                   $11.51       $11.74     $0.530        $0.032
  Admiral Shares                     11.51        11.74      0.536         0.032
================================================================================

REPORT FROM THE ADVISER
During the 12 months ended November 30, 2002, Vanguard Florida Long-Term Tax-Exempt Fund provided a total return that topped the average result of its peer mutual funds. Falling interest rates, however, resulted in a yield for our fund that was lower than it was a year ago.

THE INVESTMENT ENVIRONMENT
Economic growth was positive, though weak, during the fiscal year. Figures for real (inflation-adjusted) gross domestic product released during the past three quarters indicate that the 2001 recession is truly behind us. However, the relatively subdued rebound in growth means that the recovery may take longer than many market participants had anticipated.
     In addition, the true strength of the recovery remains far from clear. Consumers are still carrying the economy on their backs, and the housing market remains a bright spot. But the wave of mortgage refinancing and low- or no-cost automobile financing, both of which seem to have contributed to the spending stamina of Americans, may not be able to stimulate the economy indefinitely. The vicious bear market in stocks has dented the confidence of consumers, as have the rise in unemployment, concerns over corporate ethics, and the threat of war with Iraq.
     Inflation, at least, was not a threat during the 12 months. The Consumer Price Index rose 2.2% in the period. Excluding food and energy prices, the index was up just 2.0%.
     Given the continuing economic weakness, the Federal Reserve Board is clearly in no hurry to increase short-term interest rates. In fact, just before the close of the fiscal year, the Fed's Open Market Committee reduced its target federal funds rate by 50 basis points (0.50 percentage point) to 1.25%. Even before the Fed's early November cut, rates were at their lowest point in a generation.

THE PERFORMANCE OF MUNICIPAL BONDS WAS MIXED
During the fiscal year, shorter-term municipal bonds kept pace with their U.S. Treasury counterparts, but longer-term municipal bonds underperformed comparable Treasuries. Remarkably, on November 30, a top-rated 30-year municipal bond offered a yield that was almost identical to that of a comparable Treasury bond; this means that the market was, essentially, placing no value on the municipal
================================================================================
INVESTMENT PHILOSOPHY
The fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term bonds issued by state, county, and municipal governments in Florida.
================================================================================
bond's exemption from most income taxes. Prices of municipal bonds rallied as interest rates fell, but the difference between the yields of short- and long-term municipal securities was not as large as the difference between the yields of short- and long-term Treasuries.
     Though municipal bonds generally performed well during the fiscal year, their issuers had a tough 12 months. A fall in revenues--tax receipts on income, capital gains, and stock options have dropped dramatically--opened large gaps in the budgets of many state and local governments. In fact, many municipalities have chewed through the rainy-day funds that they established during the 1990s. Relief is not imminent, because raising tax rates is politically difficult in the current environment.
     The rapid shift from surplus to shortfall has put many state governments in a very tight spot. To balance revenues with expenses, they have cut expenditures, curtailed previously planned income tax reductions, and securitized tobacco-settlement payments.
     Overall, the supply of municipal debt increased during the fiscal year, putting some pressure on prices. Nationally, the supply of munis increased about 25% from the previous year. In Florida, the supply rose about 87%.
     It's important to keep in mind that the rally in fixed income securities over the past year was contained in certain parts of the overall market. In fact, outside of the highest-grade issues, bonds slumped. Corporate bonds--even some issued by high-quality borrowers--were hit hard by the belief that slower economic growth will make it more difficult for companies to meet their debt obligations. Municipal bonds, of course, are not immune to the effects of an economic slowdown and dropping consumer confidence. Revenue-based municipal securities--issues that are repaid with money generated by the projects they finance--are particularly susceptible. However, the higher relative quality of the bonds held by our fund insulates it somewhat from credit concerns.
================================================================================
MUNICIPAL BOND YIELDS (AAA-RATED GENERAL-OBLIGATION ISSUES)
                                                                          CHANGE
MATURITY            NOV. 30, 2002          NOV. 30, 2001          (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                     1.70%                  2.35%                     -65
5 years                     2.75                   3.40                      -65
10 years                    3.87                   4.20                      -33
30 years                    5.01                   5.06                       -5
--------------------------------------------------------------------------------
Source: The Vanguard Group.
================================================================================

FOR MANY INVESTORS, MUNICIPAL BONDS MAKE SENSE
Despite the environmental and fiscal challenges, municipal bonds of all maturities continue to offer great value for many investors. In fact, the small difference between the yields of municipal and Treasury securities was notable given that the income from Treasuries is subject to federal taxes. Five-year notes offered 84% of the yield of comparable Treasury securities; 10-year notes, 92%; and 30-year bonds, 99%.
     Though the relative value of municipal bonds will not always be so high, we believe that low-cost, professionally managed municipal bond funds can play an important role in a balanced portfolio for many investors by providing diversification and a high level of after-tax income.


IAN A. MACKINNON, MANAGING DIRECTOR
CHRISTOPHER M. RYON, PRINCIPAL
PAMELA WISEHAUPT TYNAN, PRINCIPAL
REID O. SMITH, PRINCIPAL
VANGUARD FIXED INCOME GROUP

DECEMBER 20, 2002

FUND PROFILE                                             As of November 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10. Florida Long-Term Tax-Exempt Fund

-----------------------------------------------------
PORTFOLIO CHARACTERISTICS
                            COMPARATIVE         BROAD
                    FUND         INDEX*       INDEX**
-----------------------------------------------------
Number of Issues    174          8,584        45,504
Yield                              3.9%          4.0%
  Investor Shares   3.8%
  Admiral Shares    3.9%
Yield to Maturity   4.1%            --            --
Average Coupon      5.4%           5.3%          5.3%
Average Maturity    8.7 years     10.0 years    13.9 years
Average Quality     AAA            AA+           AA+
Average Duration    6.4 years      6.9 years     8.0 years
Expense Ratio                       --            --
  Investor Shares  0.18%
  Admiral Shares   0.13%
Cash Investments    0.4%            --            --
-----------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)

AAA                 88.0%
AA                   5.8
A                    4.6
BBB                  1.6
BB                   0.0
B                    0.0
-----------------------------------------------
Total              100.0%
-----------------------------------------------

----------------------------------------
INVESTMENT FOCUS

----------------------------------------

----------------------------------------------------
VOLATILITY MEASURES
                      COMPARATIVE              BROAD
                 FUND      INDEX*    FUND    INDEX**
----------------------------------------------------
R-Squared        0.96        1.00    0.98       1.00
Beta             1.12        1.00    1.20       1.00
----------------------------------------------------
-----------------------------------------
DISTRIBUTION BY MATURITY (% of portfolio)

Under 1 Year       11.2%
1-5 Years           4.5
5-10 Years         60.3
10-20 Years        22.4
20-30 Years         1.6
Over 30 Years       0.0
------------------------------------------
Total             100.0%
------------------------------------------

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.

GLOSSARY OF INVESTMENT TERMS
AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      As of November 30, 2002
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Florida Long-Term Tax-Exempt Fund

CUMULATIVE PERFORMANCE NOVEMBER 30, 1992-NOVEMBER 30, 2002

        FL LT Tax-Exempt      AVERAGE FL          LEHMAN 10 YEAR         LEHMAN MUNICIPAL
           Investor         Municipal Fund      Municipal Bond Index        Bond Index
-----------------------------------------------------------------------------------------
199211      10000               10000                 10000                    10000
199302      10716               10690                 10663                    10589
199305      10780               10719                 10645                    10642
199308      11172               11163                 11108                    11060
199311      11238               11222                 11171                    11109
199402      11300               11243                 11232                    11176
199405      11087               10850                 11009                    10905
199408      11182               10931                 11189                    11075
199411      10555               10274                 10672                    10525
199502      11724               11292                 11461                    11386
199505      12130               11845                 11999                    11898
199508      12120               11777                 12263                    12057
199511      12671               12350                 12652                    12514
199602      12864               12402                 12805                    12644
199605      12592               12235                 12566                    12442
199608      12875               12372                 12807                    12689
199611      13488               12929                 13368                    13250
199702      13536               12933                 13486                    13340
199705      13677               13147                 13593                    13472
199708      14041               13422                 13992                    13862
199711      14371               13766                 14311                    14200
199802      14739               14118                 14697                    14560
199805      14934               14378                 14854                    14737
199808      15289               14576                 15192                    15061
199811      15524               14787                 15471                    15302
199902      15720               14897                 15615                    15455
199905      15592               14903                 15539                    15425
199908      15253               14330                 15296                    15136
199911      15235               14212                 15406                    15138
200002      15274               14207                 15383                    15133
200005      15404               14401                 15511                    15293
200008      16403               15141                 16404                    16161
200011      16612               15342                 16585                    16376
200102      17327               15959                 17223                    17000
200105      17419               16119                 17341                    17149
200108      18190               16637                 17986                    17809
200111      18104               16572                 17949                    17809
200202      18521               16875                 18352                    18163
200205      18659               16992                 18479                    18265
200208      19428               17362                 19204                    18920
200211      19378               17340                 19147                    18935

==========================================================================================
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED NOVEMBER 30, 2002
                                               ------------------------------- FINAL VALUE
                                                    ONE     FIVE      TEN     OF A $10,000
                                                   YEAR    YEARS    YEARS       INVESTMENT
------------------------------------------------------------------------------------------
Florida Long-Term Tax-Exempt Fund Investor Shares 7.04%     6.16%    6.84%         $19,378
Average Florida Municipal Debt Fund*              4.63      4.72     5.66           17,340
Lehman 10 Year Municipal Bond Index               6.67      6.00     6.71           19,147
Lehman Municipal Bond Index                       6.32      5.93     6.59           18,935
==========================================================================================

                                                                         FINAL VALUE
                                                     ONE        SINCE  OF A $250,000
                                                    YEAR  INCEPTION**     INVESTMENT
------------------------------------------------------------------------------------
Florida Long-Term Tax-Exempt Fund Admiral Shares   7.09%        4.56%       $261,972
Lehman 10 Year Municipal Bond Index                6.67         4.33         261,379
====================================================================================

FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1992-NOVEMBER 30, 2002

FLORIDA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                                LEHMAN+
FISCAL    CAPITAL       INCOME       TOTAL       TOTAL
YEAR       RETURN       RETURN      RETURN      RETURN
------------------------------------------------------
1993         6.9%         5.5%       12.4%       11.7%
1994       -11.0          4.9        -6.1        -4.5
1995        13.8          6.3        20.1        18.6
1996         1.2          5.3         6.5         5.7
1997         1.3          5.2         6.5         7.1
1998         2.9%         5.1%        8.0%        8.1%
1999        -6.5          4.6        -1.9        -0.4
2000         3.6          5.4         9.0         7.7
2001         3.9          5.1         9.0         8.2
2002         2.3          4.7         7.0         6.7

*Derived from data provided by Lipper Inc. Based on the Average Florida Insured Municipal Debt Fund through March 31, 2002, and the Average Florida Municipal Debt Fund thereafter.
**November 12, 2001.
+Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                             ONE    FIVE  ----------------------
                          INCEPTION DATE    YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
FLORIDA LONG-TERM TAX-EXEMPT FUND
  Investor Shares               9/1/1992   9.96%   6.93%    2.08%   5.24%  7.32%
  Admiral Shares              11/12/2001   7.65*     --       --      --     --
--------------------------------------------------------------------------------
*Return since inception.

NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* Elect trustees for the fund. The individuals listed in the table below were elected as trustees for the fund. All trustees except Mr. Gupta served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                               FOR           WITHHELD                 FOR
--------------------------------------------------------------------------------
John J. Brennan               736,327,961         16,698,343               97.8%
Charles D. Ellis              736,631,941         16,394,363               97.8
Rajiv L. Gupta                735,050,533         17,975,771               97.6
JoAnn Heffernan Heisen        735,717,731         17,308,573               97.7
Burton G. Malkiel             735,659,805         17,366,500               97.7
Alfred M. Rankin, Jr.         736,498,488         16,527,816               97.8
J. Lawrence Wilson            736,081,347         16,944,957               97.8
--------------------------------------------------------------------------------

* Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                      BROKER          PERCENTAGE
FOR              AGAINST           ABSTAIN         NON-VOTES                 FOR
--------------------------------------------------------------------------------
612,541,695    59,712,379       27,848,050        52,924,180               81.3%
--------------------------------------------------------------------------------

* Change the fund's policy on borrowing money. This change enables the fund to manage cash flows more efficiently and minimize administrative expenses.

--------------------------------------------------------------------------------
                                                         BROKER       PERCENTAGE
FOR               AGAINST             ABSTAIN         NON-VOTES              FOR
--------------------------------------------------------------------------------
609,108,252    55,612,946          35,380,926        52,924,180            80.9%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                     AS OF NOVEMBER 30, 2002
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains may differ from the amount available to distri-bute to shareholders as taxable capital gains as of the statement date because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

                                                                                    FACE        MARKET
                                                                  MATURITY        AMOUNT        VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                    COUPON           DATE         (000)         (000)
------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.6%)
------------------------------------------------------------------------------------------------------
Alachua County FL Health Fac. Auth.
 (Shands Teaching Hosp.)                              6.25%      12/1/2011(1)      3,095         3,624
Alachua County FL Health Fac. Auth.
 (Shands Teaching Hosp.)                              6.25%      12/1/2016(1)      8,695        10,266
Boynton Beach FL Util. System Rev.                   5.375%      11/1/2013(3)      2,400         2,672
Boynton Beach FL Util. System Rev.                   5.375%      11/1/2015(3)      2,665         2,955
Boynton Beach FL Util. System Rev.                    5.50%      11/1/2018(3)      3,125         3,466
Boynton Beach FL Util. System Rev.                    5.50%      11/1/2020(3)      3,480         3,815
Boynton Beach FL Util. System Rev.                    6.25%      11/1/2020(3)(ETM)   415           490
Brevard County FL Health Fac. Auth. Rev.
 (Holmes Regional Medical Center)                    5.625%      10/1/2014(1)      2,000         2,116
Brevard County FL Utilities Rev.                      5.25%       3/1/2012(3)      3,805         4,191
Brevard County FL Utilities Rev.                      5.25%       3/1/2013(3)      2,165         2,367
Brevard County FL Utilities Rev.                      5.25%       3/1/2014(3)      2,045         2,213
Broward County FL Airport System Rev.                 5.25%      10/1/2011(1)     10,000        10,595
Broward County FL Airport System Rev.                 5.25%      10/1/2012(1)     14,735        15,542
Broward County FL School Board COP                   5.375%       7/1/2014(4)      6,325         6,875
Broward County FL School Board COP                   5.375%       7/1/2015(4)      5,755         6,212
Broward County FL School Board COP                    5.50%       7/1/2015(4)      5,170         5,675
Broward County FL School Board COP                    5.50%       7/1/2016(4)      4,635         5,063
Broward County FL School Board COP                    5.50%       7/1/2017(4)      5,205         5,646
Broward County FL School Board COP                    5.50%       7/1/2018(4)     14,575        15,711
Broward County FL School Board COP                    5.50%       7/1/2019(4)     15,710        16,821
Broward County FL Solid Waste Rev.                    5.75%       7/1/2013(1)      4,130         4,294
Collier County FL Health Fac. Auth. Hosp. Rev.
 (Cleveland Clinic Health System) VRDO                1.13%      12/2/2002        31,350        31,350
Collier County FL School Board COP                    6.25%      2/15/2013(4)     12,500        14,723
------------------------------------------------------------------------------------------------------

                                                                                    FACE        MARKET
                                                                  MATURITY        AMOUNT        VALUE*
                                                     COUPON           DATE         (000)         (000)
------------------------------------------------------------------------------------------------------
Collier County FL School Board COP                   5.375%      2/15/2017(4)      5,725         6,135
Collier County FL School Board COP                   5.375%      2/15/2018(4)      5,000         5,323
Collier County FL School Board COP                   5.375%      2/15/2019(4)      5,000         5,288
Collier County FL School Board COP                   5.375%      2/15/2020(4)      5,695         5,966
Coral Springs FL Improvement Dist.
  Water & Sewer GO                                    6.00%       6/1/2010(1)      4,250         4,636
Dade County FL Health Fac. Auth. Rev.
 (Miami Baptist Hosp.)                                5.25%      5/15/2013(1)      4,500         4,599
Dade County FL Water &
  Sewer System Rev. VRDO                              1.10%      12/6/2002(3)      1,100         1,100
Davie FL Water & Sewer Rev.                          6.375%      10/1/2012(2)      2,500         2,986
Dunedin FL Util. System Rev.                          6.75%      10/1/2008(3)      1,115         1,319
Dunedin FL Util. System Rev.                          6.75%      10/1/2010(3)      2,465         2,969
Florida Board of Educ. Public Educ.                   5.25%       6/1/2014        12,000        13,008
Florida Board of Educ. Public Educ.                  5.375%       6/1/2015        12,000        13,056
Florida Board of Educ. Capital Outlay                 5.50%       6/1/2014        10,000        11,045
Florida Board of Educ. Capital Outlay                5.375%       6/1/2017(3)      4,010         4,329
Florida Board of Educ. Rev. (Lottery Rev.)            5.50%       7/1/2014(2)      8,470         9,361
Florida Board of Educ. Rev. (Lottery Rev.)            5.75%       7/1/2014(3)      8,475         9,400
Florida Board of Educ. Rev. (Lottery Rev.)            5.50%       7/1/2015(2)     12,105        13,305
Florida Board of Educ. Rev. (Lottery Rev.)            5.75%       7/1/2015(3)      8,960         9,877
Florida Division Board Financial Dept.
  of General Services Systems Rev.
 (Dept. of Environmental Protection)                  5.75%    7/1/2005(2)(Prere.) 3,585         3,953
Florida Housing Finance Agency Rev.                   6.25%       7/1/2011           980         1,020
Florida Housing Finance Agency Rev.                   6.35%       7/1/2014         1,245         1,293
Florida Housing Finance Corp. Rev.                    5.95%       1/1/2032(4)     17,435        18,026
Florida Muni. Power Agency Rev.
 (Stanton Project) VRDO                               1.15%      12/6/2002(1)      1,990         1,990
Greater Orlando Aviation Auth.
  Orlando FL Airport Fac. Rev.                        5.25%      10/1/2012(3)     18,245        19,350
Highlands County FL Health Rev.
 (Adventist Health System)                            6.00%     11/15/2031        10,000        10,341
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                        5.50%      10/1/2010(4)      3,775         4,221
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                        5.50%      10/1/2011(4)      4,610         5,164
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                        5.50%      10/1/2012(4)      5,670         6,206
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                        5.50%      10/1/2013(4)      3,000         3,323
Hillsborough County FL Aviation Auth. Rev.
 (Tampa International Airport)                        5.50%      10/1/2015(4)      3,945         4,342
Hillsborough County FL IDA
 (Univ. Community Hosp.)                              6.50%      8/15/2019(1)     17,850        21,586
Hillsborough County FL School Board COP               5.50%       7/1/2018(1)     14,945        16,482
Hillsborough County FL School Dist.
  Sales Tax Rev.                                     5.375%      10/1/2014(2)      2,000         2,181
Hillsborough County FL School Dist.
  Sales Tax Rev.                                     5.375%      10/1/2015(2)      2,000         2,166
------------------------------------------------------------------------------------------------------

                                                                                    FACE        MARKET
                                                                  MATURITY        AMOUNT        VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                    COUPON           DATE         (000)         (000)
------------------------------------------------------------------------------------------------------
Hillsborough County FL School Dist.
  Sales Tax Rev.                                     5.375%      10/1/2017(2)      4,780         5,111
Hillsborough County FL School Dist.
  Sales Tax Rev.                                     5.375%      10/1/2018(2)      2,000         2,125
Indian River County FL Water & Sewer Rev.             6.50%       9/1/2008(3)      2,540         2,967
Jacksonville FL Electric Auth. Rev.
 (Electric System) VRDO                               1.25%      12/2/2002         5,200         5,200
Jacksonville FL Electric Auth. Rev.
 (Electric System) VRDO                               1.25%      12/2/2002         1,600         1,600
Jacksonville FL Excise Taxes Rev.                     5.00%      10/1/2004(4)      4,615         4,860
Jacksonville FL Excise Taxes Rev.                     5.00%      10/1/2005(4)      5,260         5,621
Jacksonville FL Excise Taxes Rev.                     5.00%      10/1/2006(4)      5,950         6,396
Jacksonville FL Excise Taxes Rev.                     5.00%      10/1/2007(4)      6,710         7,205
Jacksonville FL Excise Taxes Rev.                     5.00%      10/1/2008(4)      7,530         8,076
Jacksonville FL Excise Taxes Rev.                     5.00%      10/1/2009(4)      8,395         8,981
Lakeland FL Electric & Water Rev.                     6.05%      10/1/2008(4)      4,785         5,503
Lakeland FL Electric & Water Rev.                     6.05%      10/1/2009(4)      4,000         4,634
Lakeland FL Electric & Water Rev.                     6.55%      10/1/2009(4)      4,000         4,736
Lakeland FL Electric & Water Rev.                     0.00%      10/1/2010(1)      8,260         6,029
Lakeland FL Electric & Water Rev.                     0.00%      10/1/2011(1)      8,420         5,806
Lakeland FL Electric & Water Rev.                     0.00%      10/1/2012(1)      2,020         1,321
Lakeland FL Electric & Water Rev.                     6.05%      10/1/2014(4)      2,000         2,338
Lakeland FL Energy Systems Rev.                       5.50%      10/1/2040(1)     12,000        12,407
Lee County FL IDA Health Care Fac. Rev.
 (Shell Point Village)                                5.50%     11/15/2021        11,925        10,903
Lee County FL IDA Health Care Fac. Rev.
 (Shell Point Village)                                5.50%     11/15/2029         8,200         7,248
Lee County FL School Board COP                        6.00%       8/1/2008(4)      6,180         7,024
Miami Beach FL Water & Sewer Rev.                    5.625%       9/1/2017(2)      2,550         2,780
Miami FL GO                                           5.90%      12/1/2008(3)      1,000         1,146
Miami FL GO                                           6.00%      12/1/2009(3)      1,380         1,599
Miami-Dade County FL Aviation-
  Miami International Airport                         5.75%      10/1/2017(3)      8,940         9,694
Miami-Dade County FL Aviation-
  Miami International Airport                         5.75%      10/1/2018(3)      5,000         5,385
Miami-Dade County FL Aviation-
  Miami International Airport                         5.75%      10/1/2019(3)      5,500         5,883
Miami-Dade County FL Aviation-
  Miami International Airport                         5.75%      10/1/2020(3)      4,000         4,237
Miami-Dade County FL Expressway Auth.
  Toll System Rev.                                   6.375%   7/1/2010(3)(Prere.) 25,250        30,095
Miami-Dade County FL Expressway Auth.
  Toll System Rev.                                   5.125%       7/1/2025(3)     12,000        12,122
Miami-Dade County FL Public Fac. Rev.
 (Jackson Memorial Hosp.)                             5.25%       6/1/2010(4)      1,000         1,076
Miami-Dade County FL Public Fac. Rev.
 (Jackson Memorial Hosp.)                             5.25%       6/1/2011(4)      2,000         2,154
Miami-Dade County FL Public Fac. Rev.
 (Jackson Memorial Hosp.)                             5.25%       6/1/2012(4)      2,620         2,822
Miami-Dade County FL Public Fac. Rev.
 (Jackson Memorial Hosp.)                             5.25%       6/1/2013(4)      3,160         3,355
------------------------------------------------------------------------------------------------------

16

                                                                                    FACE        MARKET
                                                                  MATURITY        AMOUNT        VALUE*
                                                     COUPON           DATE         (000)         (000)
------------------------------------------------------------------------------------------------------
Miami-Dade County FL School Board COP                 5.75%      10/1/2012(4)      1,000         1,114
Miami-Dade County FL School Board COP                 5.50%       5/1/2013(1)      2,460         2,737
Miami-Dade County FL School Board COP                 5.75%      10/1/2013(4)      2,000         2,213
Miami-Dade County FL School Board COP                 5.50%       5/1/2014(1)      2,650         2,925
Miami-Dade County FL School Board COP                 5.75%      10/1/2014(4)      1,755         1,936
Miami-Dade County FL School Board COP                 5.50%       5/1/2015(1)      3,840         4,215
Miami-Dade County FL School Board COP                 5.75%      10/1/2015(4)      5,265         5,775
Miami-Dade County FL School Board COP                5.875%      10/1/2016(4)      3,150         3,480
Miramar FL Wastewater Improvement
  Assessment Rev.                                     5.00%      10/1/2025(1)      7,230         7,229
North Broward FL Hosp. Dist. Rev.                     5.75%      1/15/2007(1)      2,560         2,855
Ocala FL Water & Sewer Rev.                           6.00%      10/1/2005(2)      1,630         1,730
Ocala FL Water & Sewer Rev.                           6.00%      10/1/2010(2)      2,435         2,790
Ocala FL Water & Sewer Rev.                           5.75%      10/1/2031(3)     13,605        14,630
Orange County FL Educ. Fac. Auth. Rev.
 (Rollins College) VRDO                               1.25%      12/2/2002LOC      3,875         3,875
Orange County FL Health Fac. Auth. Rev.
 (Adventist Sunbelt Group)                            6.25%     11/15/2010(2)      6,015         6,719
Orange County FL Health Fac. Auth. Rev.
 (Adventist Sunbelt Group)                            6.25%     11/15/2024         5,000         5,261
Orange County FL Health Fac. Auth. Rev.
 (Adventist Sunbelt Group)                           5.625%     11/15/2032        10,000        10,013
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%      10/1/2009(1)      2,045         2,387
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%   10/1/2009(1)(ETM)    4,935         5,813
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%      10/1/2010(1)      2,175         2,542
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%   10/1/2010(1)(ETM)    5,260         6,212
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%      10/1/2011(1)      1,875         2,202
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%   10/1/2011(1)(ETM)    2,765         3,274
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%      10/1/2013(1)      1,890         2,232
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%   10/1/2013(1)(ETM)    3,160         3,786
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%      10/1/2016(1)      1,610         1,914
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%   10/1/2016(1)(ETM)    3,890         4,670
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%      10/1/2018(1)      6,770         7,999
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Healthcare)                        6.25%      10/1/2021(1)     11,500        13,441
Orange County FL School Board COP                     6.00%       8/1/2008(1)     11,580        13,227
Orange County FL School Board COP                     6.00%       8/1/2009(1)     12,255        14,092
Orange County FL School Board COP                     6.00%       8/1/2010(1)     12,825        14,727
Orange County FL School Board COP                     6.00%    8/1/2010(2)(Prere.) 3,170         3,676
Orange County FL School Board COP                     6.00%    8/1/2010(2)(Prere.) 3,500         4,059
------------------------------------------------------------------------------------------------------

                                                                                    FACE        MARKET
                                                                  MATURITY        AMOUNT        VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                    COUPON           DATE         (000)         (000)
------------------------------------------------------------------------------------------------------
Orange County FL School Board COP                     6.00%    8/1/2010(2)(Prere.) 3,955         4,586
Orange County FL School Board COP                     6.00%       8/1/2011(1)      6,000         6,957
Orange County FL School Board COP                    5.375%       8/1/2017(1)      6,590         6,943
Orange County FL School Board COP                    5.375%       8/1/2022(1)     11,500        11,917
Orange County FL School Board VRDO                    1.30%      12/2/2002(1)     10,900        10,900
Orange County FL Solid Waste Rev.                    6.375%      10/1/2017(3)      3,500         3,582
Orange County FL Tourist Dev. Rev.                    5.90%   10/1/2010(1)(ETM)      835           966
Orlando & Orange County FL Expressway Auth.           6.50%       7/1/2010(3)      2,000         2,365
Orlando & Orange County FL Expressway Auth.           8.25%       7/1/2014(3)      3,000         4,074
Orlando & Orange County FL Expressway Auth.           8.25%       7/1/2015(3)      8,360        11,470
Orlando FL Util. Comm. Water & Electric Rev.          5.25%      10/1/2014         5,000         5,481
Orlando FL Util. Comm. Water & Electric Rev.          5.25%      10/1/2015         8,420         9,211
Orlando FL Util. Comm. Water & Electric Rev.          6.75%      10/1/2017(ETM)   12,700        15,530
Orlando FL Util. Comm. Water & Electric Rev. VRDO     1.10%      12/6/2002        23,600        23,600
Palm Beach County FL Airport System Rev.              5.75%      10/1/2011(1)     13,645        15,593
Palm Beach County FL Criminal Justice
  Fac. Rev.                                           7.20%       6/1/2015(3)      3,000         3,827
Palm Beach County FL Health Fac.
  Auth. Hosp. Rev.                                   5.625%      12/1/2031        16,500        16,519
Palm Beach County FL School Board COP                 6.00%    8/1/2010(3)(Prere.) 7,495         8,748
Palm Beach County FL School Board COP                 6.25%    8/1/2010(3)(Prere.)20,000        23,676
Palm Beach County FL School Board COP                5.375%       8/1/2015(4)      8,190         8,907
Palm Beach County FL School Board COP                5.375%       8/1/2016(4)      4,430         4,796
Palm Beach County FL School Board COP                5.375%       8/1/2017(4)      4,500         4,828
Sarasota County FL Util. System Rev.                  7.00%      10/1/2009(3)      6,260         7,595
Sarasota County FL Util. System Rev.                  5.75%      10/1/2012(3)      4,325         4,413
Seacoast FL Util. Auth. Water & Sewer Rev.            5.50%       3/1/2017(3)      2,400         2,666
Seacoast FL Util. Auth. Water & Sewer Rev.            5.50%       3/1/2019(3)      3,595         3,949
Seminole County FL School Board COP                  6.125%    7/1/2004(1)(Prere.) 1,000         1,089
Seminole County FL School Board COP                  6.125%    7/1/2004(1)(Prere.) 2,500         2,721
Seminole County FL School Board COP                   6.50%    7/1/2004(1)(Prere.) 2,750         2,983
Seminole County FL Water & Sewer Rev.                 6.00%      10/1/2009(1)      1,800         2,077
Seminole County FL Water & Sewer Rev.                 6.00%      10/1/2012(1)      5,000         5,820
Seminole County FL Water & Sewer Rev.                 6.00%      10/1/2019(1)      2,350         2,733
Seminole County FL Water & Sewer Rev.                 6.00%   10/1/2019(1)(ETM)    4,000         4,672
South Broward FL Hosp. Dist. Rev.                    5.625%       5/1/2032        12,000        11,855
St. Lucie County FL Util. System Rev.                 6.50%   10/1/2008(3)(ETM)    4,910         5,649
St. Lucie County FL Util. System Rev.                 5.50%   10/1/2015(3)(ETM)    5,000         5,335
St. Lucie County FL Util. System Rev.                 6.00%   10/1/2020(3)(ETM)    5,515         6,358
Sunrise FL Util. System Rev.                          5.20%      10/1/2022(2)     17,805        18,308
Sunshine State FL Govt. Financing
  Comm. Rev. VRDO                                     1.10%      12/6/2002(2)      4,500         4,500
Sunshine State FL Govt. Financing
  Comm. Rev. VRDO                                     1.25%      12/6/2002(2)     18,600        18,600
Tallahassee FL Energy System Rev.                     5.25%      10/1/2013(4)      4,380         4,821
Tallahassee FL Energy System Rev.                     5.25%      10/1/2014(4)      3,980         4,363
Tallahassee FL Energy System Rev.                     5.25%   10/1/2015(4)         5,240         5,732
Tamarac FL Water & Sewer Util. Rev.                   5.90%   10/1/2011(3)         3,980         4,596
Tampa FL Health System Rev.
 (Catholic Healthcare East)                           5.50%     11/15/2004(1)      1,000         1,073
Tampa FL Health System Rev.
 (Catholic Healthcare East)                           5.25%     11/15/2011(1)      4,575         4,986
------------------------------------------------------------------------------------------------------

18

                                                                                    FACE        MARKET
                                                                  MATURITY        AMOUNT        VALUE*
                                                     COUPON           DATE         (000)         (000)
------------------------------------------------------------------------------------------------------
Volusia County FL School Board
  Sales Tax Rev.                                      5.50%      10/1/2013(4)     11,245        12,706
Outside Florida:
Puerto Rico Muni. Finance Agency                      6.00%       8/1/2016(4)      6,000         6,757
------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,110,988)                                                                          1,177,050
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                           16,740
Liabilities                                                                                   (11,815)
                                                                                            ----------
                                                                                                4,925
------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                          $1,181,975
======================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 20.

================================================================================
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                              $1,112,184
Undistributed Net Investment Income                                          --
Accumulated Net Realized Gains--Note E                                    3,729
Unrealized Appreciation--Note F                                          66,062
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,181,975
================================================================================

Investor Shares--Net Assets
Applicable to 64,110,260 outstanding $.001
par value shares of beneficial interest (unlimited authorization)      $752,901
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $11.74
================================================================================

Admiral Shares--Net Assets
Applicable to 36,536,004 outstanding $.001
par value shares of beneficial interest (unlimited authorization)      $429,074
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $11.74
================================================================================

KEY TO ABBREVIATIONS
COP--Certificate of Participation.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.
LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


FLORIDA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
                                                  YEAR ENDED NOVEMBER 30, 2002
                                                  ------------------------------
                                                             (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                $54,422
--------------------------------------------------------------------------------
    Total Income                                           54,422
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                              139
    Management and Administrative
      Investor Shares                                       1,117
      Admiral Shares                                          398
    Marketing and Distribution
      Investor Shares                                         127
      Admiral Shares                                           37
  Custodian Fees                                               12
  Auditing Fees                                                11
  Shareholders' Reports and Proxies
    Investor Shares                                            15
    Admiral Shares                                              1
  Trustees' Fees and Expenses                                   1
--------------------------------------------------------------------------------
    Total Expenses                                          1,858
    Expenses Paid Indirectly--Note C                         (180)
--------------------------------------------------------------------------------
    Net Expenses                                            1,678
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      52,744
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                8,422
  Futures Contracts                                         2,293
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                   10,715
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                    16,446
  Futures Contracts                                          (888)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           15,558
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                               $79,017
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


FLORIDA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
                                                      --------------------------
                                                           2002             2001
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 52,744         $ 49,320
  Realized Net Gain (Loss)                              10,715            6,089
  Change in Unrealized Appreciation (Depreciation)      15,558           29,750
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations                        79,017           85,159
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                    (35,330)         (48,998)
    Admiral Shares                                     (17,414)            (322)
  Realized Capital Gain*
    Investor Shares                                     (2,254)              --
    Admiral Shares                                        (884)              --
--------------------------------------------------------------------------------
   Total Distributions                                 (55,882)         (49,320)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                      (97,141)        (121,636)
  Admiral Shares                                       160,880          262,198
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                          63,739          140,562
--------------------------------------------------------------------------------
 Total Increase (Decrease)                              86,874          176,401
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                1,095,101          918,700
--------------------------------------------------------------------------------
  End of Period                                     $1,181,975       $1,095,101
================================================================================
*Fiscal 2002 includes short-term gain distributions totaling $98,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

FLORIDA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30,
                                                      -------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2002     2001      2000       1999        1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $11.51   $11.08    $10.70     $11.54      $11.21
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .530     .551      .559       .543        .551
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      .262     .430      .380      (.749)       .330
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    .792     .981      .939      (.206)       .881
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.530)   (.551)    (.559)     (.543)      (.551)
  Distributions from Realized Capital Gains            (.032)      --        --      (.091)         --
-------------------------------------------------------------------------------------------------------
Total Distributions                                    (.562)   (.551)    (.559)     (.634)      (.551)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $11.74   $11.51    $11.08     $10.70      $11.54
=======================================================================================================
TOTAL RETURN                                            7.04%    8.98%     9.04%     -1.87%       8.03%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $753     $835      $919       $875        $818
  Ratio of Total Expenses to Average Net Assets         0.18%    0.15%     0.15%      0.18%       0.20%
  Ratio of Net Investment Income to Average Net Assets  4.56%    4.81%     5.19%      4.88%       4.83%
  Portfolio Turnover Rate                                 26%      24%       34%        18%         21%
=======================================================================================================

FLORIDA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED        NOV. 12* TO
                                                                        NOV. 30,           NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                              2002               2001
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $11.51             $11.79
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .536               .027
  Net Realized and Unrealized Gain (Loss) on Investments                   .262              (.280)
---------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       .798              (.253)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.536)             (.027)
  Distributions from Realized Capital Gains                               (.032)                --
---------------------------------------------------------------------------------------------------
    Total Distributions                                                   (.568)             (.027)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $11.74             $11.51
===================================================================================================
TOTAL RETURN                                                               7.09%             -2.15%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $429               $260
  Ratio of Total Expenses to Average Net Assets                            0.13%            0.12%**
  Ratio of Net Investment Income to Average Net Assets                     4.59%            4.72%**
  Portfolio Turnover Rate                                                    26%                24%
===================================================================================================

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Florida Long-Term Tax-Exempt Fund (formerly known as Vanguard Florida Insured Long-Term Tax-Exempt Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2002, the fund had contributed capital of $230,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.23% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2002, these arrangements reduced management and administrative expenses by $171,000 and custodian fees by $9,000. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

D. During the year ended November 30, 2002, the fund purchased $263,303,000 of investment securities and sold $311,551,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. At November 30, 2002, the fund had capital gains of $9,038,000 available for distribution, which includes $2,291,000 of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,303,000 from accumulated net realized gains to paid-in capital.
     The fund had realized losses totaling $5,309,000 through November 30, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At November 30, 2002, net unrealized appreciation of investment securities for federal income tax purposes was $60,753,000, consisting of unrealized gains of $61,145,000 on securities that had risen in value since their purchase and $392,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

G. Capital share transactions for each class of shares were:


                                                 YEAR ENDED NOVEMBER 30,
                                        ----------------------------------------
                                                2002                 2001
                                         ------------------   ------------------
                                           AMOUNT    SHARES     AMOUNT    SHARES
FLORIDA LONG-TERM TAX-EXEMPT FUND           (000)     (000)      (000)     (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                               $ 217,796    18,769  $ 293,135    25,555
  Issued in Lieu of Cash Distributions    24,344     2,093     30,123     2,623
  Redeemed                              (339,281)  (29,333)  (444,894)  (38,497)
                                   ---------------------------------------------
    Net Increase (Decrease)--
      Investor Shares                    (97,141)   (8,471)  (121,636)  (10,319)
--------------------------------------------------------------------------------
Admiral Shares
  Issued                                 251,225    21,704    263,692    22,699
  Issued in Lieu of Cash Distributions    11,253       966        201        17
  Redeemed                              (101,598)   (8,703)    (1,695)     (147)
                                   ---------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares                     160,880    13,967    262,198    22,569
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Florida Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Long-Term Tax-Exempt Fund (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 8, 2003


================================================================================
Special 2002 Tax Information
 (unaudited) for Vanguard Florida Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $4,087,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     The fund designates 100% of its income dividends as exempt-interest dividends.
================================================================================

INVESTING IS FAST AND EASY ON VANGUARD.COM
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it's getting better all the time.

MANAGE  YOUR  INVESTMENTS  WITH  EASE
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & Advice and RESEARCH FUNDS & Stocks sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA
Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.
     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

*    CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

*    MAKE IT AUTOMATIC.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

*    CONSIDER COST.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

*    REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
  Index Fund
Institutional Index Fund
Institutional Total Stock Market
  Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
  Appreciation Fund
Tax-Managed Growth and
  Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
  Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market
  Index Fund
Insured Long-Term
  Tax-Exempt Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
  Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
   New Jersey, New York, Ohio,
   Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer             Director/Trustee of The Vanguard Group, Inc., and
May 1987                   and Trustee                         of each of the investment companies served by The
                           (112)                               Vanguard Group.
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                             The Partners of '63 (pro bono ventures in education)
(1937)                     (112)                               ; Senior Adviser to Greenwich Associates
January 2001                                                   (international business strategy consulting);
                                                               Successor Trustee of Yale University; Overseer of
                                                               the Stern School of Business at New York University;
                                                               Trustee of the Whitehead Institute for Biomedical
                                                               Research.
-------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                             Chairman and Chief Executive Officer (since October
(1945)                     (112)                               1999), Vice Chairman (January-September 1999), and
December 2002                                                  Vice President (prior to September 1999) of Rohm and
                                                               Haas Co. (chemicals); Director of Technitrol, Inc.
                                                               (electronic components), and Agere Systems
                                                               (communications components); Board Member of the
                                                               American Chemistry Council; Trustee of Drexel
                                                               University.
-------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                             Vice President, Chief Information Officer, and
(1950)                     (112)                               Member of the Executive Committee of Johnson &
July 1998                                                      Johnson (pharmaceuticals/consumer products);
                                                               Director of the Medical Center at Princeton and
                                                               Women's Research and Education Institute.
-------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                             Chemical Bank Chairman's Professor of Economics,
(1932)                     (110)                               Princeton University; Director of Vanguard
May 1977                                                       Investment Series plc (Irish investment fund) (since
                                                               November 2001), Vanguard Group (Ireland) Limited
                                                               (Irish investment management firm) (since November
                                                               2001), Prudential Insurance Co. of America, BKF
                                                               Capital (investment management), The Jeffrey Co.
                                                               (holding company), and NeuVis, Inc. (software
                                                               company).
-------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                             Chairman, President, Chief Executive Officer, and
(1941)                     (112)                               Director of NACCO Industries, Inc. (forklift trucks/
January 1993                                                   housewares/lignite); Director of Goodrich
                                                               Corporation (industrial products/aircraft systems
                                                               and services); Director of Standard Products Company
                                                               (a supplier for the automotive industry) until 1998.
-------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                             Retired Chairman and Chief Executive Officer of Rohm
(1936)                                                         and Haas Co. (chemicals); Director of Cummins Inc.
April 1985                                                     (diesel engines), The Mead Corp. (paper products),
                                                               and AmerisourceBergen Corp. (pharmaceutical
                                                               distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                           Managing Director and General Counsel of The
(1951)                     (112)                               Vanguard Group, Inc. (since September 1997);
June 2001                                                      Secretary of The Vanguard Group and of each of the
                                                               investment companies served by The Vanguard Group;
                                                               Principal of The Vanguard Group (prior to September
                                                               1997).
-------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                           Principal of The Vanguard Group, Inc.; Treasurer of
(1957)                     (112)                               each of the investment companies served by The
July 1998                                                      Vanguard Group.
-------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Consolidated View, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

THE VANGUARD GROUP (R)
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

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                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

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